SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


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                           Date of report: April 1, 2003
                          -------------------------------
                          (Date of earliest event report)


                          CONSOLIDATED RESOURCES GROUP, INC.
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             (Exact name of Registrant as specified in its charter)


                                       Florida
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                  (State or other jurisdiction of incorporation)


      0-21725                          5190                    65-0886132
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(Commission File No.)     (Primary Standard Industrial      (I.R.S. Employer
                           Classification Code Number)    Identification No.)


                          975 S. Congress Avenue, Suite 102
                               Delray Beach, FL 33450
                                     561-265-3600
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           (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)

                              ------------------------

                                 Joseph R. Bergmann
                          975 S. Congress Avenue, Suite 102
                                Delray Beach, FL 33445
                                     561-265-3600
             ---------------------------------------------------------
             (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)


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Item 5. Other Events and Regulation FD Disclosure.

Reverse Stock Split; Change of CUSIP Number and Trading Symbol

(a) Reverse Stock Split - On March 19, 2003, the Board of Directors approved a reverse stock split as follows:

      (i) The reverse stock split will be effective on April 1, 2003.


      (ii)   The reverse stock split will be a one hundred-for-one
             (100:1) split of Consolidated Resources   Group, Inc.
             common stock; i.e., one hundred (100) pre-split common shares are equivalent to one (1) post-split share.

      (iii) In the event any shareholder, as a consequence of such split, shall own a fractional share, the number of shares owned by such shareholder shall be rounded up to the next full share.

(b)   Change of CUSIP Number and Trading Symbol

      (i) Effective on April 1, 2003, Consolidated Resources Group, Inc.'s CUSIP number is changed to 210025 20 1 and its trading symbol is changed to CSRZ.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 1, 2003                 CONSOLIDATED RESOURCES GROUP, INC.


                                    ---/s/Joseph R. Bergmann-------
                                    By: Joseph R. Bergmann
                                    It's: President and Secretary


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